Exhibit 10.26

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

by and among

Radius Global Infrastructure, Inc.

as the Company,

and

the Investors named herein

Dated as of May 11, 2021

Exhibits and Annexes

Exhibit A	Joinder Agreement
Annex A	Representations and Warranties of the Company
Annex B	Representations and Warranties of each Investor

i

REGISTRATION RIGHTS AGREEMENT dated as of May 11, 2021 (this “Agreement”), among:

A.	Radius Global Infrastructure, Inc., a Delaware corporation (together with successors and permitted assigns, the “Company”);

B.	Each of the several subscribers signatory hereto (each such subscriber, an “Investor” and, collectively, the “Investors”);

and any Permitted Transferee (as defined below) that executes a joinder to this Agreement pursuant to Section 3.10(b) after the date of this Agreement.

WHEREAS, the Company and each Investor entered into a Subscription Agreement, dated as of May 11, 2021 (collectively, the “Subscription Agreements”), pursuant to which, among other things, such Investor subscribed for and agreed to purchase from the Company shares of Class A common stock, par value $0.0001 per share, of the Company;

WHEREAS, as a condition to the Closing (as defined in the Subscription Agreements), the Company and each Investor agreed to enter into a registration rights agreement referenced in Section 9 of the Subscription Agreements; and

WHEREAS, the Company and each Investor (the “parties”) desire to enter into this Agreement to establish certain rights, duties and obligations of the Investors and the Company; and

WHEREAS, the Company is party to existing registration rights agreements with the Founder Investors and the CB Investors (each as defined below).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (including each Permitted Transferee who becomes a party to this Agreement from time to time by executing a joinder hereto in accordance with Section 3.10 hereof) hereby acknowledge, covenant and agree with each other as follows:

ARTICLE I

Definitions

Section 1.01. Definitions. (a) As used in this Agreement, the following terms will have the following meanings:

An “Affiliate” of any Person means another Person that directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; provided, that the Company and its Subsidiaries shall be deemed not to be Affiliates of any Investor for any reason under this Agreement. As used in this Agreement, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through beneficial ownership of voting securities or other interests, by contract or otherwise.

“beneficial owner” or “beneficially own” and words of similar import have the meaning assigned to such terms in Rule 13d-3 under the Exchange Act as in effect on the date of this Agreement and a Person’s beneficial ownership of Equity Securities shall be calculated in accordance with the provisions of such Rule 13d-3. For purposes of this Agreement, references to beneficial ownership of Equity Securities of the Company shall be deemed to include and constitute beneficial ownership of OpCo Units whether or not such OpCo Units otherwise would represent beneficial ownership of Equity Securities of the Company.

“Board” or “Board of Directors” means the board of directors, or any successor governing body, of the Company.

“Business Day” means any day on which major banks are closed in New York, New York.

“Bylaws” means the Bylaws of the Company, in each case, as in effect from time to time.

“CB Investors” means any of Centerbridge Partners Real Estate Fund, L.P., a Delaware limited partnership, Centerbridge Partners Real Estate Fund SBS, L.P., a Delaware limited partnership, Centerbridge Special Credit Partners III, L.P., a Delaware limited partnership, or with respect to each of the aforementioned entities, any Person that becomes a party to the registration rights agreement, dated as of July 10, 2020, by and among the Company, the CB Investors and Centerbridge Partners L.P. in accordance with Section 3.10(a) thereto.

“Charter” means the Certificate of Incorporation of the Company as in effect from time to time.

“Company Class A Shares” means the shares or Class A common stock, par value $0.0001 per share, of the Company.

“Director” means, as of any time, a member of the Board of Directors as of such time.

“Effective Date” shall mean the date of this Agreement.

“Effectiveness Date” means, with respect to the initial Registration Statement required to be filed under Section 2.01, the 60th calendar day following the date hereof (or, in the event of a “full review” by the SEC, the 90th calendar day following the date hereof); provided, however, that in the event the Company is notified by the SEC that such Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided further, if such Effectiveness Date falls on a day that is not a Business Day, then the Effectiveness Date shall be the next succeeding Business Day.

“Encumbrance” means any security interest, pledge, mortgage, lien, or other material encumbrance, except for any restrictions arising under any applicable securities Laws.

“Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE American, The Nasdaq Global Select Market or The Nasdaq Capital Market.

“Equity Security” of any Person means (i) any common shares or other Voting Securities, (ii) any options, warrants, convertible or exchangeable securities, stock-based performance units or other rights to acquire common shares or other Voting Securities and (iii) any other rights that give the holder thereof any economic interest of a nature accruing to the holders of common shares or other Voting Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Founder Investors” means (i) William Berkman, (ii) Berkman Family Investments, LLC, (iii) Toms Acquisition II LLC, (iv) Imperial Landscape Sponsor LLC, (v) Digital Landscape Partners Holding LLC, (vi) Scott Bruce and (vii) Richard Goldstein.

“Governmental Entity” any transnational, national, federal, state, provincial, local or other government, domestic or foreign, or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any national securities exchange, national quotation system or primary stock or quotation system on which securities issued by the Company or any of its Subsidiaries are then listed or quoted.

“Group” means any group of Persons formed for the purpose of acquiring, holding, voting or disposing of Voting Securities of the Company, including groups of Persons that would be required if the Company is subject to Section 13, 14 or 15(d) of the Exchange Act, Section 13(d) of the Exchange Act to file a statement on Schedule 13D with the SEC as a “person” within the meaning of Section 13(d)(3) of the Exchange Act.

“Issuer FWP” has the meaning assigned to “issuer free writing prospectus” in Rule 433 under the Securities Act.

“Law” and “law” means any law, treaty, statute, ordinance, code, rule, regulation, judgment, decree, order, writ, award, injunction, authorization or determination enacted, entered, promulgated, enforced or issued by any Governmental Entity.

“Offering Expenses” means all fees and expenses incident to the Company’s performance of or compliance with the obligations of Article II, including all fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters in connection with qualification of Registrable Securities under applicable blue sky laws), printing expenses, messenger and delivery expenses of the Company, any registration or filing fees payable under any Federal or state securities or blue sky laws, the fees and expenses incurred in connection with any listing or quoting of the securities to be registered on any national securities exchange or automated quotation system, fees of the Financial Industry Regulatory Authority, the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of counsel for the Company, its independent registered certified public accounting firm and any other public accountants who are required to deliver comfort letters (including the expenses required by or incident to such performance), transfer taxes, fees of transfer agents and registrars, costs of insurance and the fees and expenses of other Persons retained by the Company in connection with complying with the obligations of Article II. In connection with the registration effected pursuant to the Company’s obligations under Section 2.01, “Offering Expenses” also includes the reasonable fees and disbursements of counsel to the Investors contemplated by Section 2.01.

“OpCo” means APW OpCo LLC, a Delaware limited liability company.

“OpCo Units” means limited liability company interests in OpCo.

“Permitted Transferee” means with respect to any Investor, any Person that becomes a party hereto in accordance with Section 3.10(a).

“Person” means any individual, firm, corporation, partnership, limited partnership, company, limited liability company, trust, joint venture, association, Governmental Entity, unincorporated organization, syndicate or other entity, foreign or domestic.

“Principal Market” means The Nasdaq Global Market.

“Registrable Securities” means, at any time, all Voting Securities of the Company received by the Investors in connection with the transactions contemplated by the Subscription Agreements and any other equity security of the Company issued or issuable with respect to such Voting Securities as a result of any stock split, stock dividend, distribution, recapitalization, exchange, replacement or similar event or otherwise; provided, however, that with respect to any Investor, the Voting Securities held by such Investor shall cease to be Registrable Securities one year after the date of this Agreement or upon such later date that the entire amount of such Voting Securities may be sold in a single sale, in the opinion of counsel satisfactory to the Company and the Investor, without any limitation as to volume or manner of sale under Rule 144; and provided further that, at time of such determination of counsel, adequate current public information with respect to the Company required by Rule 144(c)(1) is then available.

“Registration Statement” means any registration statement of the Company that covers Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Representative” means, with respect to a specified Person, any officer, agent, advisor (including legal counsel, accountants and financial advisors) or employee of such Person or any partner, member or shareholder of such Person or any director, officer, employee, partner, affiliate, member, manager, shareholder, assignee or representative of any of the foregoing.

“Rule 144” means Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

“Rule 415” means Rule 415 under the Securities Act or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” of any Person means another Person (i) in which such first Person’s beneficial ownership of Voting Securities, other voting ownership or voting partnership interests, is in an amount sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which are beneficially owned directly or indirectly by such first Person) or (ii) which is required to be consolidated with such Person under U.S. generally accepted accounting principles.

“Transfer” means, with respect to any security, any sale, assignment, transfer, distribution or other disposition thereof, or other conveyance, creation, incurrence or assumption of a legal or beneficial interest therein, or a participation or Encumbrance therein, or creation of any short position in any such security or any other action or position otherwise reducing risk related to ownership through hedging or other derivative instrument, whether voluntarily or by operation of Law, whether directly or indirectly, whether in a single transaction or a series of related transactions and whether to a single Person or a Group. The terms “Transferred”, “Transferring”, “Transferor”, “Transferee” and “Transferable” have meanings correlative to the foregoing.

“Underwriter” means, with respect to any Underwritten Offering, a securities dealer who purchases any Registrable Securities as a principal in connection with a distribution of such Registrable Securities and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a public offering of securities registered under the Securities Act in which an Underwriter participates in the distribution of such securities.

“Voting Securities” of any Person means securities having the right to vote generally in any election of directors or comparable governing Persons of such Person which, for the avoidance of doubt shall include, as to the Company, the Company Class A Shares. The percentage of Voting Securities of any Person beneficially owned by any holder or holders shall equal the percentage represented by the quotient of (i) the aggregate voting power of all Voting Securities of such Person beneficially owned by such holder or holders and (ii) the aggregate voting power of all outstanding Voting Securities.

(b) As used in this Agreement, the terms set forth below will have the meanings assigned in the corresponding Section listed below:

Term	Section
Agreement	Preamble
Company	Preamble
Deferral Period	Section 2.06(a)
Effectiveness Period	Section 2.01
indemnified party	Section 2.08(c)
Indemnified Persons	Section 2.08(a)
Inspectors	Section 2.04(a)(ix)
Investor Losses	Preamble Section 2.08(a)
Piggyback Offering	Section 2.02
Records	Section 2.04(a)(ix)

ARTICLE II

Registration Rights

Section 2.01. Registration. By no later than June 11, 2021, subject to the cooperation of the Investors, the Company shall prepare and file with the SEC a Registration Statement providing for the offer and sale by the Investors of the Registrable Securities for an offering to be made on a delayed or continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1; provided that the Company shall move such Registrable Securities from the Form S-1 and register for resale the Registrable Securities on Form S-3 at such time as the Company is eligible to use a Form S-3 for such purpose; provided further that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC. Thereafter, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective or otherwise to become effective under the Securities Act as soon as reasonably practicable, but, in any event, no later than the Effectiveness Date. The Company shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act with respect to each Investor’s Registrable Securities until such Voting Securities cease to be Registrable Securities (the “Effectiveness Period”). By 9:30 a.m. New York time on the Business Day following the date the Registration Statement is declared effective by the SEC, if required, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to the Registration Statement. The Investors shall have the right to select one legal counsel, the reasonable cost of which shall be borne by the Company, to review and oversee the registration to be effected pursuant to this Section 2.01 and to comment on any filings with, or written submission made to, the SEC with respect thereto, which counsel shall be designated by the holders of a majority of the Registrable Securities.

Section 2.02. Piggyback Offering. If the Company proposes or is required to effect an Underwritten Offering of Equity Securities of the Company for (a) the Company’s own account (other than (i) pursuant to an offering in connection with a merger, acquisition or other business combination on Form S-4, (ii) an offering on Form S-8 (or any substitute or similar form that may be adopted by the SEC) or (iii) an offering of securities solely to the Company’s existing security holders) or (b) the account of any holder of Company Class A Shares pursuant to an underwritten demand offering requested by such holder, then the Company will give written notice of such proposed filing to the Investors not less than 15 Business Days prior to filing with the SEC for the applicable offering, and upon the written request, given within 10 Business Days after delivery of any such notice by the Company, of any Investor to include Registrable Securities in such Underwritten Offering (which request shall specify the number of Registrable Securities proposed to be included in such Underwritten Offering), then the Company shall, subject to Section 2.03, include all such Registrable Securities in such Underwritten Offering, on the same terms and conditions as the Company’s or such other holder’s Company Class A Shares (a “Piggyback Offering”); provided, however, that if, at any time after giving written notice of such proposed Underwritten Offering and prior to the effecting of such Underwritten Offering, the Company or such other holder shall determine for any reason not to proceed with the proposed Underwritten Offering of the Company Class A Shares or delay the Underwritten Offering of the Company Class A Shares, then the Company will give written notice of such determination to such Investor and (i) in the case of a determination not to proceed with the proposed Underwritten Offering of Company Class A Shares, shall be relieved of its obligation to offer any Registrable Securities in connection with such abandoned Underwritten Offering and (ii) in the case of a determination to delay the Underwritten Offering of its Company Class A Shares, shall be permitted to delay the offer of Registrable Securities for the same period as the delay in the offering of such Company Class A Shares; provided that any delay of more than 30 days shall be deemed to be an abandonment of the applicable Underwritten Offering for purposes of this Section 2.02, and the Company shall be required to issue to the Investors a new notice pursuant to this Section 2.02 and grant the Investors a new opportunity to participate in such Underwritten Offering pursuant to this Section 2.02 in the event a determination is made to proceed with such Underwritten Offering. The Company or such other holder, as applicable, will select the lead Underwriter in connection with any offering contemplated by this Section 2.02 and each Investor’s right to participate shall be conditioned on the Investor entering into an underwriting agreement in customary form and acting in accordance with the provisions thereof.

Section 2.03. Reduction of Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, if the lead Underwriter of an Underwritten Offering described in Section 2.02 advises the Company in writing that in its reasonable opinion, the number of Equity Securities of the Company (including any Registrable Securities) that the Company, the CB Investors, the Investors and any other Persons intend to include in any Underwritten Offering is such that the success of any such offering would be materially and adversely affected, including the price at which the securities can be sold or the number of Equity Securities of the Company that any participant may sell, then the number of Equity Securities of the Company to be included in the Underwritten Offering for the account of the Company, the CB Investors, the Investors and any other Persons will be reduced pro rata by proposed participation (unless otherwise provided below) in the Underwritten Offering to the extent necessary to reduce the total number of securities to be included in any such Underwritten Offering to the number recommended by such lead Underwriter; provided, however, that (a) priority in the case of an Underwritten Offering initiated by the Company for its own account which gives rise to a Piggyback Offering pursuant to Section 2.02 will be (i) first to be included, securities initially proposed to be offered by the Company for its own account, (ii) second to be included, the Registrable Securities requested to be included in the Piggyback Offering for the account of the Founder Investors and the CB Investors, and (iii) third to be included, securities of the Company (pro rata based on then beneficial ownership of Voting Securities of the Company) requested to be included in the Piggyback Offering for the account of the Investors and any other holders having contractual piggyback registrations rights granted after the Effective Date, so that the total number of securities to be included in any such offering for the account of all such Persons (including the Founder Investors, the CB Investors and the Investors) will not exceed the number recommended by such lead Underwriter; and (b) priority with respect to inclusion of securities in an Underwritten Offering initiated by the Company for the account of holders other than the Founder Investors and the CB Investors pursuant to contractual rights afforded such holders will be (i) first to be included, securities (including Registrable Securities) of the Company (pro rata by proposed participation) requested to be included in the Underwritten Offering for the account of such initiating holders, the Founder Investors, the CB Investors and such other holders, (ii) second to be included, securities requested to be included in such Underwritten Offering by the Company for its own account, and (iii) third to be included, pro rata among any other securities of the Company requested to be included in such Underwritten Offering for the account of the Investors and any other holders having contractual piggyback registrations rights, so that the total number of securities to be included in any such offering for the account of all such Persons (including the Founder Investors, the CB Investors and the Investors) will not exceed the number recommended by such lead Underwriter.

Section 2.04. Registration Procedures. (a) Subject to the provisions of Section 2.01 and Section 2.02 hereof, in connection with the registration of the sale of Registrable Securities hereunder, the Company will as promptly as reasonably practicable:

(A) furnish to any Investor without charge, if requested, prior to the filing of a Registration Statement or any related prospectus or any amendment or supplement thereto, (i) copies of all such documents proposed to be filed (in each case including all exhibits thereto and documents incorporated by reference therein, except to the extent such exhibits or documents are incorporated by reference and currently available electronically on EDGAR or any successor system of the SEC), which documents (other than those incorporated by reference) will be subject to the review and good faith objection and comment of the Investor prior to filing, (ii) copies of any and all transmittal letters or other correspondence with the SEC relating to such documents (except to the extent such letters or correspondence are currently available electronically via EDGAR or any successor system of the SEC) and (iii) such other documents as the Investor may reasonably request, in each case in such quantities as the Investor may reasonably request;

(B) use its commercially reasonable efforts to (i) prepare and file with the SEC such amendments, including post-effective amendments, and supplements to each Registration Statement and the prospectus used in connection with the offer and sale of the Registrable Securities as may be necessary under applicable Law with respect to the disposition of all Registrable Securities covered by such Registration Statement to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period, (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 under the Securities Act and (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto;

(C) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of all applicable jurisdictions in the United States or as may be necessary by virtue of the business and operations of the Company and its Subsidiaries and do any and all other acts and things as may be reasonably necessary or advisable to enable the Investor to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that neither the Company nor any of its Subsidiaries will be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.04(a)(C), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

(D) notify the Investors at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in a Registration Statement or the Registration Statement or amendment or supplement relating to such Registrable Securities contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will promptly prepare and file with the SEC a supplement or amendment to such prospectus and Registration Statement (and comply fully with the applicable provisions of Rules 424, 430A and 430B under the Securities Act in a timely manner) so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus and Registration Statement will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(E) advise the Underwriters, if any, and the Investors promptly and, if requested by such Persons, confirm such advice in writing, of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes;

(F) use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable;

(G) if requested by any Investor or the Underwriters, if any, promptly include in any Registration Statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Investor and such Underwriters, if any, may reasonably request to have included therein, including information relating to the “Plan of Distribution” of the Registrable Securities, information with respect to the number of Registrable Securities being sold to such Underwriters, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such prospectus supplement or post-effective amendment;

(H) make available for inspection by each Investor, any Underwriter participating in any disposition of such Registrable Securities, and any attorney for such Investor or such Underwriter and any accountant or other agent retained by such Investor or such Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries (collectively, the “Records”) as will be reasonably necessary to enable them to conduct customary due diligence with respect to the Company and its Subsidiaries and the related Registration Statement and prospectus, and cause the Representatives of the Company and its Subsidiaries to be made available to the Inspectors for such diligence and supply all information reasonably requested by any such Inspector; provided, however, that (x) Records and information obtained hereunder will be used by such Inspector only to conduct such due diligence and (y) Records or information that the Company determines, in good faith, to be confidential will not be disclosed by such Inspector unless (A) the disclosure of such Records or information is necessary to avoid or correct a material misstatement or omission in a Registration Statement or related prospectus, (B) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction or (C) necessary for defense in a legal action;

(I) (A) cause the Representatives of the Company and its Subsidiaries to supply all information reasonably requested by any Investor, or any Underwriter, attorney, accountant or agent in connection with the Registration Statement and (B) provide the Investors and their counsel with the opportunity to participate in the preparation of such Registration Statement and the related prospectus;

(J) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, within the required time period, an earnings statement (which need not be audited) covering a period of 12 months beginning with the first fiscal quarter after the effective date of the Registration Statement relating to such Registrable Securities (as the term “effective date” is defined in Rule 158(c) under the Securities Act), which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any successor provisions thereto;

(K) use its commercially reasonable efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the OTC Bulletin Board or (iii) if, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on an Eligible Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its commercially reasonable efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 2.04(K);

(L) cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request;

(M) within two (2) Business Days after a Registration Statement that covers Registrable Securities is declared effective by the SEC, deliver, and cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC; and

(N) to the extent required by applicable law or regulation, identify any Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market, provided that any Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement, and provided further that notwithstanding anything in this Agreement to the contrary, in no event shall any Investor be identified as a statutory underwriter unless required by applicable law or regulation, in which case the company shall provide any such investor an opportunity to withdraw its Registrable Securities from the Registration Statement prior to being so named.

Section 2.05. Conditions to Offerings. (a) The obligations of the Company to take the actions contemplated by Section 2.01, Section 2.02, Section 2.03 and Section 2.04 with respect to an offering of Registrable Securities will be subject to the following conditions:

(A) the Company shall be subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act; and

(B) the Company may require any Investor to furnish to the Company such information regarding the Investor or its Affiliates or the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, in each case only as required by the Securities Act or under state securities or blue sky laws.

(b) each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.04(a)(D) or Section 2.04(a)(E) hereof or a condition described in Section 2.06 hereof, such Investor will promptly discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering the sale of such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.04(a)(D) hereof or notice from the Company of the termination of the stop order or Deferral Period (which notice shall not contain material non-public information and which notice shall not be subject to any duty of confidentiality).

Section 2.06. Blackout Period. (a) The obligations of the Company to take the actions contemplated by Section 2.01, Section 2.02 and Section 2.04 hereof will be suspended if compliance with such obligations would (A) violate applicable Law or otherwise prevent the Company from complying with applicable Law, (B) require the Company to disclose a financing, acquisition, disposition or other transaction or corporate development (other than the contemplated offering), and the Board has determined, in the good faith exercise of its reasonable business judgment, that such disclosure is not in the best interests of the Company, (C) otherwise require premature disclosure of information the disclosure of which, the Board has determined, in the good faith exercise of its reasonable business judgment, is not in the best interests of the Company, or (D) otherwise represent an undue hardship for the Company; provided, however, that any and all such suspensions pursuant to this Section 2.06 will not exceed 45 consecutive days or a total of 90 days in the aggregate in any 12-month period (any period during which such obligations are suspended, a “Deferral Period”). The Company will promptly give the Investors written notice of any such suspension containing the approximate length of the anticipated delay, and the Company will notify the Investors upon the termination of any Deferral Period (which notices shall not contain material non-public information and which notices shall not be subject to any duty of confidentiality). Upon receipt of any notice from the Company of any Deferral Period, an Investor shall promptly discontinue disposition of the Registrable Securities pursuant to the Registration Statement relating thereto (which it is agreed does not include (or restrict) any disposition pursuant to Rule 144) until the Investor receives copies of the supplemented or amended prospectus contemplated hereby or until they are advised in writing by the Company that the use of the prospectus may be resumed and have received copies of any additional or supplemented filings that are incorporated by reference in the prospectus, and, if so directed by the Company, the Investor will, and will request the lead Underwriter or Underwriters, if any, at the election of the lead Underwriter or Underwriters, to destroy or deliver to the Company all copies, other than permanent file copies, then in the Investor’s or such Underwriter’s or Underwriters’ possession of the current prospectus covering such Registrable Securities.

(b) The Company shall use its commercially reasonable efforts to update the Registration Statement on each date on which it shall be necessary to do so to cause the Registration Statement to contain any financial statements the Registration Statement is required to retain.

Section 2.07. Offering Expenses. All Offering Expenses will be borne by the Company. Notwithstanding anything to the contrary in this Agreement, each Investor will bear and pay any underwriting discounts and commissions applicable to Registrable Securities offered for its accounts, transfer taxes and fees and expenses of the Investor’s counsel.

Section 2.08. Indemnification; Contribution. (a) In connection with any registration of Registrable Securities pursuant to this Article II, the Company agrees to indemnify and hold harmless, to the fullest extent permitted by applicable Law, each Investor and its respective Affiliates and each Person who controls such Investor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the directors, officers, employees, partners, affiliates, members, managers, shareholders, assignees and representatives of each of the foregoing (collectively, the “Indemnified Persons”) from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including documented and reasonable attorneys’ fees) (“Losses”) joint or several arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in any part of any Registration Statement, any preliminary or final prospectus or other disclosure document used in connection with the Registrable Securities, any Issuer FWP or any amendment or supplement to any of the foregoing, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, Registration Statement, other disclosure document or Issuer FWP; provided, however, that the Company will not be required to indemnify any Indemnified Person for any Losses resulting from any such untrue statement or omission to the extent such untrue statement or omission was made in reliance on and in conformity with information with respect to any Indemnified Person furnished to the Company in writing by such Investor expressly for use in the Registration Statement or prospectus in which such untrue statement or omission is purported to have occurred.

(b) In connection with any Registration Statement, preliminary or final prospectus, or Issuer FWP, each Investor agrees to indemnify, severally and not jointly, the Company, its Directors, its officers who sign such Registration Statement and each Person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Investor, but only with respect to information with respect to the Investor furnished to the Company in writing by the Investor expressly for use in such Registration Statement, preliminary or final prospectus, or Issuer FWP to the extent such information is included in the Registration Statement or prospectus in which such untrue statement or omission is purported to have occurred in reliance upon and in conformity with the information furnished to the Company by the Investor expressly for use therein; provided, however, that in no event shall the Investor’s liability pursuant to this Section 2.08 in respect of the offering to which such Losses relate exceed an amount equal to the proceeds to the Investor (after deduction of all Underwriters’ discounts and commissions) from such offering less the amount of any damages which the Investor has otherwise been required to pay by reason of such information.

(c) In case any claim, action or proceeding (including any governmental investigation) is instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.08(a) or (b), such Person (hereinafter called the “indemnified party”) will (i) promptly notify the Person against whom such indemnity may be sought (hereinafter called the “indemnifying party”) in writing; provided, however, that the failure to give such notice shall not relieve the indemnifying party of its obligations pursuant to this Agreement except to the extent such indemnifying party has been prejudiced in any material respect by such failure; (ii) permit the indemnifying party to assume the defense of such claim, action or proceeding with counsel reasonably satisfactory to the indemnified party to represent the indemnified party; and (iii) pay the fees and disbursements of such counsel related to such claim, action or proceeding. In any such claim, action or proceeding, any indemnified party will have the right to retain its own counsel, but the fees and expenses of such counsel will be at the expense of such indemnified party (without prejudice to such indemnified party’s indemnity and other rights under the Charter, Bylaws and applicable Law, if any) unless (A) the indemnifying party and the indemnified party have mutually agreed to the retention of such counsel, (B) the named parties to any such claim, action or proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party has been advised in writing by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them, (C) the indemnifying party has failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party, or (D) any such, claim, action or proceeding is a criminal or regulatory enforcement action. It is understood that the indemnifying party will not, in connection with any claim, action or proceeding or related claims, actions or proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified parties (in addition to any local counsel at any time for all such indemnified parties) and that all such reasonable fees and expenses will be reimbursed reasonably promptly following a written request by an indemnified party stating under which clause of (A) through (C) above reimbursement is sought and delivery of documentation of such fees and expenses. In the case of the retention of any such separate firm for the indemnified parties, such firm will be designated in writing by the indemnified parties. The indemnifying party will not be liable for any settlement of any claim, action or proceeding effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if such claim, action or proceeding is settled with such consent or if there has been a final non-appealable judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party will have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the third sentence of this Section 2.08(c), the indemnifying party agrees that it will be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party has not reimbursed the indemnified party in accordance with such request or reasonably objected in writing, on the basis of the standards set forth herein, to the propriety of such reimbursement prior to the date of such settlement. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding (i) in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, (ii) that involves the imposition of equitable remedies on the indemnified party or the imposition of any obligation on the indemnified party, other than as a result of the imposition of financial obligations for which the indemnified person will be indemnified hereunder, or (iii) that includes a statement as to or admission of fault, culpability, or a failure to act, by or on behalf of any indemnified person.

(d) If the indemnification provided for in this Section 2.08 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Losses referred to in this Section 2.08, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions that resulted in such Losses, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) but also the relative benefit of the Company, on the one hand, and the applicable Investor, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above will be deemed to include, subject to the limitations set forth in Section 2.08(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(e) The parties agree that it would not be just and equitable if contribution pursuant to Section 2.08(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 2.08(d). No Person guilty of “fraudulent misrepresentation” (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of Section 2.08(d) and this Section 2.08(e), each Investor’s liability pursuant to Section 2.08(d) in respect of the offering to which such Losses relate shall not exceed an amount equal to the proceeds to such Investor (after deduction of all Underwriters’ discounts and commissions) from such offering less the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Each Investor’s obligation to contribute pursuant to this Section 2.08 is several in proportion to the number of Registrable Securities held by the Investors hereunder and not joint.

(f) For purposes of this Section 2.08, each Indemnified Person shall have the same rights to contribution as the applicable Investor, and each officer, Director and Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company, subject in each case to the limitations set forth in the immediately preceding paragraph. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.08, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 2.08 or otherwise except to the extent that it has been prejudiced in any material respect by such failure. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

(g) If indemnification is available under this Section 2.08, the indemnifying party will indemnify each indemnified party to the full extent provided in Sections 2.08(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in Section 2.08(d).

Section 2.09. [Intentionally Omitted].

Section 2.10. Termination of Registration Rights. This Article II (other than Sections 2.08, 2.10 and 2.11 (and related definitions)) will terminate on the earlier of (i) the date on which all Voting Securities of the Company subject to this Article II cease to be Registrable Securities and (ii) the date on which all such Voting Securities have been sold or otherwise disposed of pursuant to an effective registration statement, an available exemption from registration under the Securities Act, or in transactions not subject to the registration provisions of the Securities Act.

Section 2.11. Rule 144. For so long as any Investor continues to hold any Registrable Securities, the Company agrees that it will use its commercially reasonable efforts to make and keep adequate current public information available, as those terms are understood and defined in Rule 144, and to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and to take such further action as an Investor reasonably may request, all to the extent required from time to time to enable such Investor to sell Registrable Securities within the limitation of exemptions provided by (a) Rule 144, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of an Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements.

ARTICLE III

Miscellaneous

Section 3.01. Adjustments. References to numbers or prices of shares and to sums of money contained herein will be adjusted to account for any reclassification, exchange, substitution, combination, division, stock split or reverse stock split of the shares.

Section 3.02. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given upon the earlier to occur of actual receipt or: (a) upon personal delivery to the party to be notified, (b) when sent by electronic mail or facsimile if sent during normal business hours of the recipient; or if not, then on the next Business Day provided no mail undeliverable or other rejection notice was received by the sending party, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All such notices and other communications shall be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to any of the Investors, to the physical or email address set forth in such Investor’s Subscription Agreement.

If to the Company, to:

Radius Global Infrastructure, Inc.

3 Bala Plaza East, Suite 502

Bala Cynwyd, PA 19004

Attn: Scott Bruce

Email: sbruce@radiusglobal.com

with a copy to (which shall not constitute notice to the Company):

Radius Global Infrastructure, Inc.

3 Bala Plaza East, Suite 502

Bala Cynwyd, PA 19004

Attn: Jay Birnbaum

Email: jbirnbaum@radiusglobal.com

Section 3.03. Expenses. Except as otherwise set forth herein, each party shall pay its own expenses incurred in connection with this Agreement.

Section 3.04. Amendments; Waivers; Consents. (a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Investors holding 51% or more of the then-outstanding Registrable Securities, provided, that if any amendment, modification or waiver disproportionately (without looking at the number of Registrable Securities held by an Investor as a basis for such determination) and adversely impacts an Investor (or group of Investors), the consent of such disproportionately impacted Investor (or group of Investors) shall be required. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of an Investor or some Investors and that does not directly or indirectly affect the rights of other Investors may be given only by such Investor or Investors of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 3.04(a).

(b) The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights nor will any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by Law or otherwise.

Section 3.05. Interpretation. The headings contained in this Agreement and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “will” shall be construed to have the same meaning as the word “shall”. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “or” shall not be exclusive. The phrase “date hereof” or “date of this Agreement” shall be deemed to refer to the date set forth in the first sentence of this Agreement. Unless the context requires otherwise, (i) any definition of or reference to any contract, instrument or other document or any Law herein shall be construed as referring to such contract, instrument or other document or Law as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (iv) all references herein to Articles, Sections and Schedules shall be construed to refer to Articles and Sections of, and Schedules to, this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Section 3.06. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the purpose of this Agreement is fulfilled to the fullest extent possible.

Section 3.07. Counterparts. This Agreement may be executed and delivered in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method) shall be effective as delivery of a manually executed counterpart of this Agreement. The parties irrevocably and unreservedly agree that this Agreement may be executed by way of electronic signatures and the parties agree that this Agreement, or any part thereof, shall not be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.

Section 3.08. Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to and does not confer upon any Person, other than the parties and, with respect to Section 2.06, Indemnified Persons, any rights or remedies.

Section 3.09. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws principles of such State.

Section 3.10. Assignment; Binding Effect. (a) Other than as set forth in Section 3.10(b), this Agreement nor any of the rights, interests or obligations under this Agreement will be assigned, in whole or in part, by any Investor without the prior written consent of the Company or by the Company without the prior written consent of the Investors. Notwithstanding the foregoing, an Investor may assign its rights and obligations under this Agreement (i) at any time to one or more of its Affiliates, provided that no such assignment shall relieve Investor of its obligations hereunder if any such Affiliate fails to perform such obligations, and (ii) in whole or from time to time in part, to one or more Persons in connection with the transfer of Registrable Securities by an Investor to such Person(s), provided that the Investor complies with all applicable laws and Section 3.10(b).

(b) Any such Transfer and assignment by any Investor referred to in Section 3.10(a) shall only be effective if such transferee becomes a party hereto by executing and delivering to the Company (A) a joinder agreement substantially in the form of Exhibit A attached hereto agreeing to be bound by and subject to the terms of this Agreement.

(c) All covenants and agreements contained in this Agreement shall bind and inure to the benefit of the respective successors and valid assigns of the parties hereto. Nothing in this Agreement, expressed or implied, is intended to confer upon any Person other than the parties hereto and their respective successors and valid assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement (including in Section 2.08, it being understood and agreed that the Persons referred to therein who or which are not parties hereto shall be entitled to the benefits of, and to enforce the provisions of, such Section).

Section 3.11. Enforcement. (a) The parties acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, may not be an adequate remedy therefor. It is accordingly agreed that the parties shall, to the fullest extent permitted by applicable Law, be entitled to seek an injunction or injunctions, or any other appropriate form of equitable relief, to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement in any court referred to in Section 3.11(b), without proof of damages or otherwise (and each party hereby waives, to the fullest extent permitted by applicable law, any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties acknowledges and agrees that the right to seek specific enforcement is an integral part of the transactions contemplated by this Agreement and without such right, none of the parties would have entered into this Agreement.

(b) In addition, to the fullest extent permitted by applicable Law, each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts in Delaware for the purpose of any proceeding arising out of or relating to this Agreement or the actions of any Investor or the Company in the negotiation, administration, performance and enforcement thereof, and each of the parties hereby irrevocably agrees that all claims with respect to such proceeding shall be heard and determined exclusively in such court. To the fullest extent permitted by applicable Law, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the courts in Delaware in the event any proceeding arises out of or relates to this Agreement or the actions of any Investor or the Company in the negotiation, administration, performance and enforcement thereof, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (iii) irrevocably consents to the service of process in any proceeding arising out of or relating to this Agreement or the actions of any Investor or the Company in the negotiation, administration, performance and enforcement thereof on behalf of itself or its property, by U.S. registered mail or recognized international courier service to such party’s respective address set forth in Section 3.02 (provided that nothing in this Section 3.11 shall affect the right of any party to serve legal process in any other manner permitted by applicable Law) and (iv) agrees that it will not bring any proceeding arising out of or relating to this Agreement or the actions of any Investor or the Company in the negotiation, administration, performance and enforcement thereof in any court other than the courts in Delaware.

Notwithstanding the foregoing, the parties hereto agree that a final trial court judgment in any such proceeding shall, to the fullest extent permitted by applicable Law, be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(c) Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any claim, suit, action, investigation or proceeding arising out of or relating to this Agreement or the actions of any Investor or the Company in the negotiation, administration, performance and enforcement thereof. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any claim, suit, action, investigation or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waiver and certifications in this Section 3.11(c).

Section 3.12. Effectiveness; Termination; Survival; Miscellaneous. This Agreement shall be effective upon the Effective Date. Notwithstanding anything to the contrary contained in this Agreement, this Agreement will automatically terminate, with respect to each Investor, on the first date on which no Registrable Securities held by the Investor remain outstanding, and this Agreement shall thereafter, to the fullest extent permitted by applicable Law, be null and void with respect to the Investor, except that this Article III shall survive any such termination indefinitely. Notwithstanding anything to the contrary in this Agreement, Section 2.06 shall survive indefinitely. Nothing in this Section 3.12 will be deemed to release any party from any liability for any willful and material breach of this Agreement or to impair the right of either party to compel specific performance by the other party of its obligations under this Agreement.

Section 3.13. Representations and Warranties. (a) The Company hereby makes the representations and warranties set forth in Annex A to the Investors, each of which is true and correct as of the date hereof.

(b) Each Investor, severally and not jointly, hereby makes the representations and warranties set forth in Annex B to the Company, each of which is true and correct as of the date hereof.

Section 3.14. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any action for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among Investors.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

RADIUS GLOBAL INFRASTRUCTURE, INC., as the Company, by
/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: President

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

CENTERBRIDGE PARTNERS REAL ESTATE FUND, L.P., as an Investor,

By: Centerbridge Special Credit Partners General Partner III, L.P., its general partner, By: CSCP III Cayman GP Ltd., its general partner, by
/s/ Jared S. Hendricks
Name: Jared S. Hendricks
Title: Authorized Signatory

CENTERBRIDGE PARTNERS REAL ESTATE FUND, SBS, L.P., as an Investor,

By: CCP SBS GP, LLC, its general partner, by
/s/ Jared S. Hendricks
Name: Jared S. Hendricks
Title: Authorized Signatory

CENTERBRIDGE PARTNERS SPECIAL CREDIT PARTNERS III, L.P., as an Investor,

By: Centerbridge Special Credit Partners General Partner III, L.P., its general partner, By: CSCP III Cayman GP Ltd., its general partner, by
/s/ Jared S. Hendricks
Name: Jared S. Hendricks
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

CONVERSANT GL PLUS LP, as an Investor, by
/s/ Keith O’Connor
Name: Keith O’Connor
Title: Chief Financial Officer

CONVERSANT OPPORTUNITY MASTER FUND LP, as an Investor, by
/s/ Keith O’Connor
Name: Keith O’Connor
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

DKLDO V TRADING SUBSIDIARY LP, as an Investor,

By: Davidson Kempner Long-Term Distressed Opportunities GP V LLC, its general partner, by
/s/ Josh Morris
Name: Joshua D. Morris
Title: Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

DIAMETER MASTER FUND LP, as an Investor,

By: Diameter Capital Partners LP, as its Investment Manager, by
/s/ Shailini Rao
Name: Shailini Rao
Title: General Counsel and CCO

DIAMETER DISLOCATION MASTER FUND LP, as an Investor,

By: Diameter Capital Partners LP, as its Investment Manager, by
/s/ Shailini Rao
Name: Shailini Rao
Title: General Counsel and CCO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

EMINENCE HOLDINGS LLC, as an Investor, by
/s/ Paul F. Kenny
Name: Paul F. Kenny
Title: General Counsel, Eminence Capital, LP

EC LONGHORN LLC, as an Investor, by
/s/ Paul F. Kenny
Name: Paul F. Kenny
Title: General Counsel, Eminence Capital, LP

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

HARBOR SPRING MASTER FUND, LP, as an Investor, by
/s/ David Zalta
Name: David Zalta
Title: Chief Operating Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

HAZELVIEW SECURITIES INC., on behalf of the following fully managed accounts: T4Q Securities Trust, Hazelview Global Real Estate Fund and Counsel Global Real Estate Funds, as an Investor, by
/s/ Corrado Russo
Name: Corrado Russo
Title: Director

[Signature Page to Registration Rights Agreement]

MONARCH DEBT RECOVERY MASTER FUND LTD, as an Investor,
By: Monarch Alternative Capital LP, as investment adviser by
/s/ Michael Weinstock
Name: Michael Weinstock
Title: Chief Executive Officer

MONARCH V SELECT OPPORTUNITIES MASTER FUND LP, as an Investor,
By: Monarch Alternative Capital LP, as investment adviser by
/s/ Michael Weinstock
Name: Michael Weinstock
Title: Chief Executive Officer

MCP HOLDINGS MASTER LP, as an Investor,
By: Monarch Alternative Capital LP, as investment adviser by
/s/ Michael Weinstock
Name: Michael Weinstock
Title: Chief Executive Officer

MONARCH CAPITAL MASTER PARTNERS IV LP, as an Investor,
By: Monarch Alternative Capital LP, as investment adviser by
/s/ Michael Weinstock
Name: Michael Weinstock
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

MONARCH CAPITAL MASTER PARTNERS V LP, as an Investor,
By: Monarch Alternative Capital LP, as investment adviser by
/s/ Michael Weinstock
Name: Michael Weinstock
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

UNITED REFINING INC., as an Investor, by
/s/ John A. Catsimatidis, Jr.
Name: John A. Catsimatidis, Jr.
Title: Chief Investment Officer

[Signature Page to Registration Rights Agreement]

EXHIBIT A

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of May 11, 2021 (as the same may be amended from time to time, the “Registration Rights Agreement”) between Radius Global Infrastructure, Inc., a Delaware corporation, and [INVESTING ENTITY], as the same may be amended from time to time. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to and an “Investor” under the Registration Rights Agreement as of the date hereof and, without limiting the generality of the foregoing, shall be subject to the Registration Rights Agreement and shall have all of the rights and obligations of an Investor thereunder as if it had executed the Registration Rights Agreement. The Joining Party agrees that its execution of this Joinder Agreement shall be deemed execution of a counterpart to the Registration Rights Agreement and hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement, including the representations by Investors.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: __________, ____

[NAME OF JOINING PARTY]

By:
Name:
Title:

AGREED ON THIS [_____] day of [__], 20[_]:

RADIUS GLOBAL INFRASTRUCTURE, INC.

By:
Name:
Title:

ANNEX A

1.	Organization, Standing and Power. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

2.

Authority; Execution and Delivery; Enforceability. The Company has all requisite company power and authority to execute and deliver this Agreement and to comply with the terms hereof. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations under this Agreement have been, duly authorized by all necessary company action on the part of the Company. The Company has duly executed and delivered this Agreement, which, assuming due authorization, execution and delivery by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles of equity, whether considered in a proceeding at law or in equity).

3.

No Conflicts; Consents. (a) The execution and delivery by the Company of this Agreement do not, and the performance by the Company of its obligations under this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any pledges, liens, charges, mortgages, encumbrances and security interests of any kind or nature whatsoever (collectively, “Liens”) upon any of the properties or assets of the Company or any of its subsidiaries (the “Company Subsidiaries”) under, any provision of (i) the charter, the bylaws or the comparable organizational documents of the Company or of any Company Subsidiary, (ii) any contract, lease, license, indenture, note, bond, agreement, concession, franchise or other binding instrument (a “Contract”) to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in paragraph 4 below, any Law applicable to the Company or any Company Subsidiary or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the ability of the Company to comply with the terms of this Agreement.

4.

No consent, approval, license, permit, order or authorization (“Consent”) of, or registration, declaration or filing with, or permit from, any Governmental Entity, is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement or the compliance with the terms hereof, other than (i) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement, (ii) such filings as may be required under Nasdaq, Inc. rules and regulations and (iii) such other items that the failure of which to obtain or make would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the ability of the Company to comply with the terms of this Agreement.

ANNEX B

1.	Organization, Standing and Power. The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

2.

Authority; Execution and Delivery; Enforceability. The Investor has all requisite company power and authority to execute and deliver this Agreement and to comply with the terms thereof. The execution and delivery by the Investor of this Agreement and the performance by the Investor of its obligations under this Agreement have been duly authorized by all necessary company action on the part of the Investor. All required approvals, if any, from the limited partners or other equityholders of the Investor to enter into this Agreement and comply with its terms have been granted. The Investor has duly executed and delivered this Agreement, which, assuming due authorization, execution and delivery by the Company, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles of equity, whether considered in a proceeding at law or in equity).

3.

No Conflicts; Consents. The execution and delivery by the Investor of this Agreement do not, and the performance by the Investor of its obligations under this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Investor or any of its subsidiaries under, any provision of (i) the organizational documents of the Investor or any of the Investor’s subsidiaries, (ii) any Contract to which such Investor or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in paragraph 4 below, any Law applicable to the Investor or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the ability of such Investor to comply with terms of this Agreement.

4.

No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to the Investor or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or the compliance with the terms hereof, other than (i) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement, (ii) such filings as may be required under applicable stock exchange rules and regulations and (iii) such other items that the failure of which to obtain or make would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the ability of such Investor to comply with terms of this Agreement.